UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21793

Name of Fund: BlackRock Enhanced Government Fund, Inc. (EGF)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock
Enhanced Government Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2011

Date of reporting period: 06/30/2011

Item 1 – Report to Stockholders

June 30, 2011

Semi-Annual Report (Unaudited)

BlackRock Enhanced Government Fund, Inc. (EGF)

Not FDIC Insured • No Bank Guarantee • May Lose Value

Section 19(b) Disclosure

BlackRock Enhanced Government Fund, Inc. (EGF) (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with its investment objectivesand policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.08 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Board. Under its Plan, the Fund will distribute all available invest-
ment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Codeof 1986, as amended
(the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of cap-
ital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be atthe fixed amount estab-
lished by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions orfrom the terms of the
Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain a level distribution. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more com-
plete description of its risks.

Please refer to the Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscalperiod. Section 19(a)
notices for the Fund are available on the BlackRock website http://www.blackrock.com.

2 BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2011

Dear Shareholder

The recent downgrade of US long-term debt by Standard & Poor’s marked an historic event for finan-
cial markets. Stocks tumbled in the days before and after the announcement on August 5 as investors contemplated the pervasiveness of the lower US credit rating across asset classes and the future direction of the global economy. BlackRock was well prepared for the possibility of a downgrade and the firm had no need to execute any forced selling of securities in response to the S&P action.
Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets.

The pages that follow reflect your mutual fund’s reporting period ended June 30, 2011.Accordingly, the below discussion is intended to provide you with perspective on the performance of your invest-
ments during that period.

Economic conditions in the second quarter of 2011 were strikingly similar to the scenario of the same quarter last year.The sovereign debt crisis in Europe, tightening monetary policy in China and a global economic slowdown were again the key concerns that drove investors away from risky assets.
The second-quarter correction in 2010 was significant, but markets were revived toward the end of the summer as positive economic news and robust corporate earnings whetted investor appetite for
yield.The global economy had finally gained traction and investor fear turned to optimism with the anticipation of a second round of quantitative easing (“QE2”) from the US Federal Reserve Board
(the “Fed”). Stock markets rallied despite the ongoing European debt crisis and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward, pushing prices down, especially on the long end of the historically steep yield curve.While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter.The tax-
exempt municipal market faced additional headwinds as it became evident that the Build America
Bond program would not be extended and municipal finance troubles abounded.

The new year brought spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industry supply chains and concerns mounted over US debt and deficit issues. Equities quickly rebounded from each of these events as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Global credit markets were surprisingly resilient in this environ-
ment and yields regained relative stability in 2011.The tax-exempt market saw relief from its head-
winds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors responded to the Fed’s early 2011 reaffirmation that it will keep interest rates low.

However, longer-term headwinds had been brewing. Inflationary pressures intensified in emerging economies, many of which were overheating, and the European debt crisis was not over. Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to default-
ing on its debt.This development rekindled fears about the broader debt crisis and its further conta-
gion among peripheral European countries. Concurrently, it became evident that the pace of global economic growth had slowed. Higher oil prices and supply chain disruptions in Japan finally caught up with economic data. Investors pulled back from riskier assets and stocks generally declined throughout most of May and June, but year-to-date performance in global equity markets was posi-
tive, and 12-month returns were remarkably strong. In bond markets, yields were volatile but generally moved lower for the period as a whole (pushing prices up). Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Markets generally moved higher
despite heightened volatility
during the reporting period.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of June 30, 2011	6-month	12-month
US large cap equities	6.02%	30.69%
(S&P 500® Index)
US small cap equities	6.21	37.41
(Russell 2000® Index)
International equities	4.98	30.36
(MSCI Europe,Australasia,
Far East Index)
Emerging market equities	0.88	27.80
(MSCI Emerging Markets Index)
3-month Treasury bill	0.08	0.16
(BofA Merrill Lynch 3-Month
Treasury Bill Index)
US Treasury securities	3.26	1.88
(BofA Merrill Lynch 10-Year
US Treasury Index)
US investment grade bonds	2.72	3.90
(Barclays Capital US Aggregate
Bond Index)
Tax-exempt municipal bonds	4.42	3.48
(Barclays Capital Municipal
Bond Index)
US high yield bonds	4.98	15.53
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results.
Index performance is shown for illustrative purposes only.
You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT 3

Fund Summary as of June 30, 2011

Fund Overview

BlackRock Enhanced Government Fund, Inc.'s (EGF) (the “Fund”) investment objective is to provide shareholders with current income and gains. The
Fund seeks to achieve its investment objective by investing primarily in a portfolio of US Government securities and US Government Agency securities, including US Government mortgage-backed securities that pay interest in an attempt to generate current income, and by employinga strategy of writ-
ing (selling) call options on individual or baskets of US Government securities, US Government Agency securities or other debt securities held by the
Fund in an attempt to generate gains from option premiums.
No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?
• For the six-month period ended June 30, 2011, the Fund returned
2.66% based on market price and 2.09% based on net asset value
(NAV). For the same period, the Fund’s benchmark, the Citigroup
Government/Mortgage Index, posted a total return of 2.47%. All returns reflect reinvestment of dividends. The Fund's discount to NAV, which nar-
rowed during the period, accounts for the difference between perform-
ance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?
• Most spread sectors underperformed government-related debt during the period as weaker-than-expected economic data and sovereign debt concerns abroad drove investors to safer assets. Accordingly, the Fund’s exposure to such spread sectors as non-agency residential mortgage-
backed securities (RMBS) and commercial mortgage-backed securities
(CMBS) had a negative impact on performance. In addition, the Fund’s short duration bias was a detractor as interest rates moved lower during the period.

• Contributing positively to the Fund’s performance was an overweight relative to the benchmark in agency mortgage-backed securities (MBS), which proved to be a safe haven for investors due to their government support and a relatively subdued prepayment environment. Additionally, the Fund benefited from its overweight exposure to agency debentures, which performed well due to their high quality and limited supply.

• The Fund engages in various types of interest rate derivatives for pur-
poses of managing risks relating to duration and yield curve positioning.
During the reporting period, the Fund’s call-writing strategy enhanced performance. However, the Fund’s interest rate swaps, which were used to hedge interest rate risk, had a negative impact.

Describe recent portfolio activity.
• We tactically traded agency MBS throughout the period, which resulted in increased exposure to this sector. In addition, we frequently wrote calls on US Treasuries as part of the Fund’s investment strategy during the period.

Describe portfolio positioning at period end.
• The Fund ended the period with a neutral duration versus the bench-
mark. We continue to maintain the Fund’s high degree of liquidity through a core exposure to government-owned and government-related debt. The Fund also maintains a diversified allocation across non-govern-
ment spread sectors, which, at period end, reflected an overweight in agency MBS and out-of-index exposures to CMBS, non-agency MBS and corporate credit.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changesin market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

4 BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2011

Fund Information
Symbol on New York Stock Exchange	EGF
Initial Offering Date	October 31, 2005
Yield on Closing Market Price as of June 30, 2011 ($15.52)[1]	6.19%
Current Monthly Distribution per Common Share[2]	$0.08
Current Annualized Distribution per Common Share[2]	$0.96
Leverage as of June 30, 2011[3]	31%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.
3 Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to reverse repurchase agreements, minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 6.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	6/30/11	12/31/10	Change	High	Low
Market Price	$15.52	$15.51	0.06%	$15.91	$15.03
Net Asset Value	$16.32	$16.40	(0.49)%	$16.49	$16.29

The following charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition
	6/30/11	12/31/10
U.S. Government Sponsored
Agency Securities	55%	54%
U.S. Treasury Obligations	34	33
Non-Agency Mortgage-Backed
Securities	5	6
Preferred Securities	3	4
Asset-Backed Securities	2	2
Taxable Municipal Bonds	1	1

Credit Quality Allocations[4]
	6/30/11	12/31/10
AAA/Aaa[5]	92%	91%
AA/Aa	2	3
A	3	2
BBB/Baa	2	3
CCC/Caa	1	1

4 Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.
5 Includes US Government Sponsored Agency Securities and US Treasury
Obligations, which are deemed AAA/Aaa by the investment advisor. On August 5,
2011, Standard & Poor’s lowered the long-term sovereign credit rating on the
United States of America to AA+ from AAA.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2011 5

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance its yield and NAV.
However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio invest-
ments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped;
that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Fund had not used leverage.

To illustrate these concepts, assume a Fund’s capitalization is $100 mil-
lion and it issues debt securities for an additional $30 million, creating a total value of $130 million available for investment in long-term secu-
rities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays interest expense on the $30 million of debt securities based on the lower short-term interest rates. At the same time, the
Fund’s total portfolio of $130 million earns income based on long-term interest rates. In this case, the interest expense of the debt securities is significantly lower than the income earned on the Fund’s long-term investments, and therefore the Fund’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-
term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In con-
trast, the redemption value of the Fund’s debt securities does not fluctu-
ate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage from debt securities.

The use of leverage may enhance opportunities for increased income to the Fund and shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will gener-
ally cause greater changes in the Fund’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if lever-
age had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The
Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of lever-
age may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by sharehold-
ers and may reduce income.

Under the Investment Company Act of 1940, the Fund is permitted to borrow up to 33 1 / 3 % of total managed assets. As of June 30, 2011, the
Fund had economic leverage of 31% from reverse repurchase agree-
ments as a percentage of its total managed assets.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, includ-
ing financial futures contracts, swaps, foreign currency exchange con-
tracts and options as specified in Note 2 of the Notes to Financial
Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, interest rate and/or foreign currency exchange rate risks. Such derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to share-
holders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6 BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2011

Schedule of Investments June 30, 2011 (Unaudited) (Percentages shown are based on Net Assets)

	Par
Asset-Backed Securities (a)	(000)	Value
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2005-FF2, Class M2,
0.63%, 3/25/35	$ 3,220	$ 2,833,503
GSAA Home Equity Trust, Series 2005-1,
Class AF2, 4.32%, 11/25/34	185	185,570
Securitized Asset-Backed Receivables LLC Trust:
Series 2005-0P1, Class M2, 0.64%, 1/25/35	2,000	1,485,824
Series 2005-OP2, Class M1, 0.62%, 10/25/35	1,025	659,149
Soundview Home Equity Loan Trust,
Series 2007-OPT5, Class 2A2, 1.14%, 10/25/37	2,500	1,461,888
Total Asset-Backed Securities — 3.5%		6,625,934
Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.6%
Bank of America Mortgage Securities, Inc.,
Series 2003-J, Class 2A1, 3.22%, 11/25/33 (a)	298	281,485
Bear Stearns Alt-A Trust, Series 2004-13,
Class A1, 0.93%, 11/25/34 (a)	402	355,960
Countrywide Alternative Loan Trust,
Series 2006-41CB, Class 2A17, 6.00%, 1/25/37	930	691,519
Homebanc Mortgage Trust, Series 2005-4,
Class A1, 0.46%, 10/25/35 (a)	1,621	1,165,364
Thornburg Mortgage Securities Trust (a):
Series 2006-6, Class A1, 0.30%, 11/25/46	1,383	1,365,521
Series 2007-2, Class A2A, 0.32%, 6/25/37	918	893,347
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR7, Class A1, 2.75%, 8/25/35 (a)	151	149,699
		4,902,895
Commercial Mortgage-Backed Securities — 4.7
Commercial Mortgage Pass-Through Certificates,
Series 2007-C9, Class A2, 5.81%, 12/10/49 (a)	3,216	3,269,979
Credit Suisse Mortgage Capital Certificates,
Series 2007-C5, Class A2, 5.59%, 9/15/40	3,400	3,493,231
LB-UBS Commercial Mortgage Trust,
Series 2007-C1, Class A2, 5.32%, 2/15/40	2,000	2,023,295
		8,786,505
Interest Only Collateralized Mortgage Obligations — 0.0%
CitiMortgage Alternative Loan Trust, Series 2007-A5,
Class 1A7, 6.00%, 5/25/37	500	56,568
Total Non-Agency Mortgage-Backed Securities — 7.3%		13,745,968

	Par
Preferred Securities	(000)	Value
Capital Trusts
Diversified Financial Services — 1.1%
JPMorgan Chase Capital XXII, 6.45%, 1/15/87	$ 2,000	$ 2,015,152
Electric Utilities — 1.0%
PPL Capital Funding, 6.70%, 3/30/67 (a)	2,000	1,985,000
Insurance — 0.8%
The Allstate Corp., 6.50%, 5/15/57 (a)	1,000	997,500
ZFS Finance (USA) Trust V, 6.50%, 5/09/67 (a)(b)	504	501,480
		1,498,980
Total Capital Trusts — 2.9%		5,499,132
Trust Preferreds	Shares
Capital Markets — 1.0%
Morgan Stanley Capital Trust VIII, 6.45%, 4/15/67	80,000	$1,944,800
Media — 1.1%
Comcast Corp., 6.63%, 5/15/56	80,000	2,058,400
Total Trust Preferreds — 2.1%		4,003,200
Total Preferred Securities — 5.0%		9,502,332
	Par
Taxable Municipal Bonds	(000)
State of California, GO, Various Purpose 3,
Mandatory Put Bonds, 5.65%, 4/01/39 (a)	$ 1,680	1,789,553
Total Taxable Municipal Bonds — 1.0%		1,789,553
U.S. Government Sponsored Agency Securities
Agency Obligations — 3.4%
Fannie Mae, 5.25%, 8/01/12	2,460	2,587,868
Federal Farm Credit Bank, 4.55%, 6/08/20	3,500	3,788,463
		6,376,331
Collateralized Mortgage Obligations — 11.4%
Ginnie Mae Mortgage-Backed Securities, Class C (a):
Series 2005-87, 5.26%, 9/16/34	10,000	10,795,982
Series 2006-3, 5.24%, 4/16/39	10,000	10,876,591
		21,672,573

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the	GO	General Obligation Bonds
names and descriptions of many of the securities have been abbreviated according	LIBOR	London InterBank Offered Rate
to the following list:

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2011 7

Schedule of Investments (continued) (Percentages shown are based on Net Assets)

	Par
U.S. Government Sponsored Agency Securities	(000)	Value
Interest Only Collateralized Mortgage Obligations — 0.8%
Fannie Mae Mortgage-Backed Securities,
Series 2010-126, Class UI, 5.50%, 10/25/40	$ 4,432	$ 848,787
Ginnie Mae Mortgage-Backed Securities:
Series 2006-30, Class IO, 0.72%, 5/16/46 (a)	6,568	217,199
Series 2010-162, Class WI, 4.50%, 6/16/39	2,194	407,542
		1,473,528
Mortgage-Backed Securities — 64.2%
Fannie Mae Mortgage-Backed Securities:
4.00%, 10/01/24 – 2/01/41	26,990	27,353,494
4.50%, 7/01/41	22,044	22,910,699
4.96%, 2/01/13	5,049	5,223,671
5.00%, 2/01/40 (c)	19,401	20,736,814
5.24%, 4/01/12 (c)	7,939	8,022,795
5.50%, 9/01/36 (c)	21,450	23,345,604
6.00%, 3/01/38	10,259	11,292,396
6.13%, 2/01/12	1,648	1,661,461
Freddie Mac Mortgage-Backed Securities,
4.50%, 5/01/34	785	819,112
Ginnie Mae Mortgage-Backed Securities,
5.00%, 11/15/35	28	30,663
		121,396,709
Total U.S. Government Sponsored
Agency Securities — 79.8%		150,919,141
U.S. Treasury Obligations
U.S. Treasury Bonds:
4.38%, 5/15/40 (d)	10,000	9,993,800
3.88%, 8/15/40 (d)	12,000	10,987,500
4.25%, 11/15/40 (c)	6,500	6,353,750
U.S. Treasury Notes:
1.88%, 6/30/15 (d)	29,125	29,807,632
1.75%, 5/31/16	1,205	1,206,880
2.50%, 6/30/17 (c)(d)	18,000	18,345,937
3.63%, 2/15/21	18,340	19,123,741
Total U.S. Treasury Obligations — 50.7%		95,819,240
Total Long-Term Investments
(Cost — $274,219,684) — 147.3%		278,402,168
Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.08% (e)(f)	6,364,046	6,364,046
Total Short-Term Securities
(Cost — $6,364,046) — 3.4%		6,364,046
Total Investments Before Options Written
(Cost — $280,583,730*) — 150.7%		284,766,214

	Notional
	Amount
Options Written	(000)	Value
Over-the-Counter Call Swaptions — (0.1)%
Pay a fixed rate of 0.65% and receive a floating
rate based on 3-month LIBOR, Expires 7/27/11,
Broker JPMorgan Chase Bank NA	$ 50,000	$ (26,165)
Pay a fixed rate of 1.75% and receive a floating
rate based on 3-month LIBOR, Expires 7/27/11,
Broker JPMorgan Chase Bank NA	50,000	(26,220)
Pay a fixed rate of 3.05% and receive a floating
rate based on 3-month LIBOR, Expires 7/27/11,
Broker JPMorgan Chase Bank NA	20,000	(44,556)
Pay a fixed rate of 3.90% and receive a floating
rate based on 3-month LIBOR, Expires 7/27/11,
Broker JPMorgan Chase Bank NA	5,000	(34,649)
Total Options Written
(Premiums Received — $317,000) — (0.1)%		(131,590)
Total Investments, Net of Options Written — 150.6%		284,634,624
Liabilities in Excess of Other Assets — (50.6)%		(95,663,741)
Net Assets — 100.0%		$188,970,883

* The cost and unrealized appreciation (depreciation) of investments as of
June 30, 2011, as computed for federal income tax purposes were as follows:

Aggregate cost	$280,584,795
Gross unrealized appreciation	$ 8,805,118
Gross unrealized depreciation	(4,623,699)
Net unrealized appreciation	$ 4,181,419

(a) Variable rate security. Rate shown is as of report date.
(b) Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c) All or a portion of security has been pledged as collateral in connection with swaps.
(d) All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(e) Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

Shares Held at			Shares Held at
December 31,			June 30,
Affiliate	2010	Net Activity	2011	Income
BlackRock
Liquidity
Funds,
TempFund,
Institutional
Class	13,611,942	(7,247,896)	6,364,046	$ 3,666

(f) Represents the current yield as of report date.

See Notes to Financial Statements.

8 BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2011

Schedule of Investments (concluded)

• Reverse repurchase agreements outstanding as of June 30, 2011 were as follows:

	Interest	Trade	Maturity	Net Closing	Face
Counterparty	Rate	Date	Date	Amount	Amount
Barclays
Capital, Inc.	0.04%	5/04/11	Open	$29,709,414	$29,707,500
Credit Suisse
Securities
(USA) LLC	0.10%	5/17/11	Open	11,296,914	11,295,000
Credit Suisse
Securities
(USA) LLC	0.11%	5/17/11	Open	10,176,399	10,175,000
Barclays
Capital, Inc.	0.09%	5/24/11	Open	7,697,730	7,696,875
BNP Paribas	0.09%	6/14/11	Open	5,430,231	5,430,000
BNP Paribas	0.08%	6/14/11	Open	19,509,912	19,509,175
Total				$83,820,600	$83,813,550

• Interest rate swaps outstanding as of June 30, 2011 were as follows:

				Notional
Fixed	Floating			Amount	Unrealized
Rate	Rate	Counterparty	Expiration	(000)	Depreciation
4.63%[1]	3-month	Deutsche
	LIBOR	Bank AG	3/18/13	$ 50,000	$ (3,435,618)
5.71%[1]	3-month	Deutsche
	LIBOR	Bank AG	6/22/17	$ 25,000	(4,737,398)
5.96%[1]	3-month	Deutsche
	LIBOR	Bank AG	12/27/37	$ 23,900	(7,665,954)
Total					$(15,838,970)
[1] Pays fixed interest rate and receives floating rate.

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial reporting purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabili-
ties (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's own assumptions used in determining the fair value of invest-
ments and derivative financial instruments)
The categorization of value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities and derivative financial instruments. For infor-
mation about the Fund’s policy regarding valuation of investments and derivatives financial instruments and other significant accounting policies, please refer to
Note 1 of the Notes to financial Statements.

The following tables summarize the inputs used as of June 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$ 6,625,934	—	$ 6,625,934
Non-Agency Mortgage-Backed
Securities	—	13,745,968	—	13,745,968
Preferred Securities	$ 4,003,200	5,499,132	—	9,502,332
Taxable Municipal Bonds	—	1,789,553	—	1,789,553
U.S. Government Sponsored
Agency Securities	—	150,919,141	—	150,919,141
U.S. Treasury Obligations	—	95,819,240	—	95,819,240
Short-Term Securities:
Money Market Funds	6,364,046	—	—	6,364,046
Total	$ 10,367,246	$ 274,398,968	—	$ 284,766,214

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	—	$ (15,970,560)	—	$ (15,970,560)

2 Derivative financial instruments are swaps and options written. Swaps are valued at the unrealized appreciation/
depreciation on the instrument and options written are shown at value.

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2011 9

Statement of Assets and Liabilities
June 30, 2011 (Unaudited)
Assets
Investments at value — unaffiliated (cost — $274,219,684)	$ 278,402,168
Investments at value — affiliated (cost — $6,364,046)	6,364,046
Cash	366,646
Foreign currency at value (cost — $2,045)	2,307
Cash pledged as collateral for swaps	2,940,000
Interest receivable	1,828,377
Investments sold receivable	251,632
Swaps receivable	5,708
Prepaid expenses	12,669
Total assets	290,173,553
Liabilities
Reverse repurchase agreements	83,813,550
Options written at value (premiums received — $317,000)	131,590
Unrealized depreciation on swaps	15,838,970
Swaps payable	725,956
Cash received as collateral for swap contracts	380,000
Investment advisory fees payable	184,349
Income dividends payable	74,505
Interest expense payable	7,050
Officer’s and Directors’ fees payable	901
Other accrued expenses payable	45,799
Total liabilities	101,202,670
Net Assets	$ 188,970,883
Net Assets Consist of
Paid-in capital	$ 206,114,418
Distributions in excess of net investment income	(1,718,260)
Accumulated net realized loss	(3,954,463)
Net unrealized appreciation/depreciation	(11,470,812)
Net Assets	$ 188,970,883
Net Asset Value
Based on net assets of $188,970,883 and 11,578,569 shares outstanding, 200 million shares authorized, $0.10 par value	$ 16.32

See Notes to Financial Statements.

10 BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2011

Statement of Operations
Six Months Ended June 30, 2011 (Unaudited)
Investment Income
Interest	$ 5,089,399
Income — affiliated	3,666
Total income	5,093,065
Expenses
Investment advisory	1,063,200
Professional	32,967
Printing	26,548
Repurchase offer	20,104
Accounting services	16,864
Transfer agent	15,350
Custodian	12,174
Officer and Directors	9,451
Registration	4,587
Miscellaneous	24,931
Total expenses excluding interest expense	1,226,176
Interest expense	30,148
Total expenses	1,256,324
Less fees waived by advisor	(2,712)
Total expenses after fees waived	1,253,612
Net investment income	3,839,453
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	344,607
Financial futures contracts	(11,617)
Foreign currency transactions	(64,484)
Options written	196,300
Swaps	(2,382,941)
(1,918,135)
Net change in unrealized appreciation/depreciation on:
Investments	987,782
Financial futures contracts	1,941
Foreign currency transactions	170
Options written	544,135
Swaps	228,786
1,762,814
Total realized and unrealized loss	(155,321)
Net Increase in Net Assets Resulting from Operations	$ 3,684,132

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2011 11

Statements of Changes in Net Assets
	Six Months
	Ended	Year Ended
	June 30, 2011	December 31,
Increase (Decrease) in Net Assets:	(Unaudited)	2010
Operations
Net investment income	$ 3,839,453	$ 7,562,373
Net realized gain (loss)	(1,918,135)	742,467
Net change in unrealized appreciation/depreciation	1,762,814	940,328
Net increase in net assets resulting from operations	3,684,132	9,245,168
Dividends and Distributions to Shareholders From
Net investment income	(4,631,428)	(9,384,900)
Tax return of capital	—	(2,167,679)
Decrease in net assets resulting from dividends and distributions to shareholders	(4,631,428)	(11,552,579)
Capital Share Transactions
Reinvestment of dividends and distributions	—	534,151
Net redemption of shares resulting from repurchase offer	—	(2,780,508)[1]
Net decrease in net assets resulting from capital share transactions	—	(2,246,357)
Net Assets
Total decrease in net assets	(947,296)	(4,553,768)
Beginning of period	189,918,179	194,471,947
End of period	$ 188,970,883	$ 189,918,179
Distributions in excess of net investment income	$ (1,718,260)	$ (926,285)
[1] Including $56,745 in repurchase fees.

See Notes to Financial Statements.

12 BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2011

Statement of Cash Flows
Six Months Ended June 30, 2011 (Unaudited)
Cash Used for Operating Activities
Net increase in net assets resulting from operations	$ 3,684,132
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Increase in interest receivable	(464,359)
Decrease in swaps receivable	84,047
Decrease in swaps premium paid	84
Decrease in margin variation receivable	888
Increase in cash held as collateral for swaps	380,000
Increase in cash pledged as collateral for swaps	(2,940,000)
Decrease in investment advisory fees payable	(20,174)
Decrease in interest expense payable	(24,036)
Increase in other affiliates payable	1,319
Increase in other accrued expenses payable	3,342
Decrease in swaps payable	(27,730)
Decrease in swaps premium received	(784)
Decrease in Officer's and Directors' fees payable	(784)
Net periodic and termination payments of swaps	(8,723)
Net realized and unrealized gain	(2,133,833)
Amortization of premium and accretion of discount on investments	325,982
Premiums received from options written	1,738,100
Proceeds from sales and paydowns of long-term investments	126,084,071
Purchases of long-term investments	(135,133,709)
Net proceeds from sales of short-term securities	7,247,896
Premiums paid on closing options written	(1,604,800)
Cash used for operating activities	(2,809,071)
Cash Provided by Financing Activities
Cash receipts from borrowings	37,825,994
Cash payments on borrowings	(29,242,163)
Cash dividends paid to Common Shareholders	(5,483,208)
Cash provided by financing activities	3,100,623
Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	262
Cash and Foreign Currency
Net increase in cash and foreign currency	291,814
Cash and foreign currency at beginning of period	77,139
Cash and foreign currency at end of period	$ 368,953
Cash Flow Information
Cash paid for interest	$ 54,184
A Statement of Cash Flows is presented when the Fund has a significant amount of borrowings during the period, based on the average borrowings outstanding in relation to total assets.

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2011 13

Financial Highlights
	Six Months
	Ended
	June 30, 2011		Year Ended December 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 16.40	$ 16.59	$ 16.03	$ 17.42	$ 18.50	$ 19.18
Net investment income[1]	0.34	0.64	0.67	0.97	0.84	0.78
Net realized and unrealized gain (loss)	(0.02)	0.16	1.32	(1.10)	(0.54)	(0.06)
Net increase (decrease) from investment operations	0.32	0.80	1.99	(0.13)	0.30	0.72
Dividends and distributions from:
Net investment income	(0.40)[2]	(0.80)	(0.26)	(0.46)	(0.62)	(0.81)
Net realized gain	—	—	(1.01)	(0.80)	(0.76)	(0.03)
Tax return of capital	—	(0.19)	(0.16)	—	—	(0.56)
Total dividends and distributions	(0.40)	(0.99)	(1.43)	(1.26)	(1.38)	(1.40)
Capital charges with respect to issuance of shares	—	—	—	—	—	(0.00)[3]
Net asset value, end of period	$ 16.32	$ 16.40	$ 16.59	$ 16.03	$ 17.42	$ 18.50
Market price, end of period	$ 15.52	$ 15.51	$ 17.07	$ 16.57	$ 15.84	$ 18.54
Total Investment Return[4]
Based on net asset value	2.09%[5]	4.95%	12.68%	(0.73)%	2.39%	4.08%
Based on market price	2.66%[5]	(3.54)%	12.17%	12.85%	(7.10)%	10.59%
Ratios to Average Net Assets
Total expenses	1.34%[6]	1.22%	1.00%	1.07%	1.48%	1.01%
Total expenses after fees waived and paid indirectly	1.34%[6]	1.22%	0.99%	1.07%	1.48%	1.01%
Total expenses after fees waived and paid indirectly
and excluding interest expense and fees	1.30%[6]	1.18%	0.99%	0.97%	1.00%	1.01%
Net investment income	4.10%[6]	3.87%	3.96%	5.40%	4.67%	4.18%
Supplemental Data
Net assets, end of period (000)	$ 188,971	$ 189,918	$ 194,472	$ 186,803	$ 213,515	$ 235,975
Borrowings outstanding, end of period (000)	$ 83,814	$ 75,230	$ 10,934	—	$ 20,697	—
Average borrowings outstanding during the period (000)	$ 65,328	$ 40,046	$ 3,415	—	$ 17,823	—
Portfolio turnover	46%[7]	163%[8]	483%[9]	367%[10]	254%	76%
Asset coverage, end of period per $1,000	$ 3,255	$ 3,525	$ 18,786	—	$ 11,316	—

1 Based on average shares outstanding.
2 A portion of the dividends from net investment income may be deemed a tax return of capital or distribution of net realized gain at fiscal year end.
3 Amount is less than $(0.01) per share.
4 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Annualized.
7 Includes mortgage dollar transactions. Excluding these transactions the portfolio turnover would have been 30%.
8 Includes mortgage dollar transactions. Excluding these transactions the portfolio turnover would have been 137%.
9 Includes mortgage dollar transactions. Excluding these transactions the portfolio turnover would have been 174%.
10 Includes mortgage dollar transactions. Excluding these transactions the portfolio turnover would have been 212%.

See Notes to Financial Statements.

14 BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2011

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:
BlackRock Enhanced Government Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940
Act”), as a diversified, closed-end management investment company.
The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles gener-
ally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
Actual results could differ from those estimates. The Fund determines and makes available for publication the NAV of its shares on a daily basis.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly trans-
action between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of
Directors (the “Board”). The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various rela-
tionships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are val-
ued by independent pricing services using models that consider esti-
mated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the bench-
mark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at its last sale price.
To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day.
Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign curren-
cies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”).
Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflect-
ing fair value (“Fair Value Assets”). When determining the price for Fair
Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.
Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets.
If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materi-
ally affect the value of such instruments, those instruments may be Fair
Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Fund’s books and records are main-
tained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the oppo-
site effect occurs if the US dollar falls in relative value.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2011 15

Notes to Financial Statements (continued)

The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a num-
ber of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major dif-
ference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepay-
ment feature will have the effect of shortening the maturity of the secu-
rity. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instru-
mentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-
Through Certificates, which are solely the obligations of Freddie Mac and
Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obliga-
tions (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-
through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities.
Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mort-
gages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the inter-
est (IOs) and principal (POs) distributions on a pool of mortgage assets.
The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated busi-
ness trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mort-
gage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securi-

16 BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2011

Notes to Financial Statements (continued)

ties must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-
backed securities and simultaneously contract to repurchase substan-
tially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s port-
folio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Fund may enter into reverse repur-
chase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-
dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The
Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the pro-
ceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the
Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on require-
ments and agreements with certain exchanges and third party broker-
dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions paid by the
Fund are recorded on the ex-dividend dates. Subject to the Fund’s level distribution plan, the Fund intends to make monthly cash dividends and/or distributions to shareholders, which may consist of net invest-
ment income, net options premium and net realized and unrealized gains on investments. The portion of dividends and distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, may be treated as a tax return of capital.
The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from
US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Fund’s US federal tax returns remains open for each of the years ended December 31, 2010. The statutes of limitations on the
Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting
Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for

BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2011 17

Notes to Financial Statements (continued)

all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by the Fund Board, independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other
BlackRock Closed-End Funds selected by the Independent Directors.
This has approximately the same economic effect for the Independent
Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations there-
under represent general unsecured claims against the general assets of the Fund. The Fund may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent
Directors in order to match its deferred compensation obligations.
Investments to cover the Fund’s deferred compensation liability, if any, are included in other assets in the Statement of Assets and Liabilities.
Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the
Statement of Operations.

Other: Expenses directly related to the Fund are charged to the Fund.
Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:
The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfa-
vorable change in the market rates or values of the underlying instru-
ment or if the counterparty does not perform under the contract. The
Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premi-
ums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counter-
party credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded finan-
cial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master
Agreement”) implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collat-
eral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized con-
tractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for
information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with coun-
terparties that it believes have the financial resources to honor its obli-
gations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain expo-
sure to, or economically hedge against, changes in interest rates (inter-
est rate risk). Financial futures contracts are agreements between the
Fund and the counterparty to buy or sell a specific quantity of an under-
lying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctua-
tion in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized apprecia-
tion or depreciation. When the contract is closed, the Fund records a

18 BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2011

Notes to Financial Statements (continued)

realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign cur-
rency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies, in which some of the investments held by the
Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option pur-
chased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty.
When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement
(interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavor-
able change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the
Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing trans-
action and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and
Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

• Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk).
Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a pre-
mium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2011 19

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of June 30, 2011
Liability Derivatives
Statement of Assets and
	Liabilities Location	Value
Unrealized depreciation
Interest rate contracts	on swaps; Options written at value	$ 15,970,560

The Effect of Derivative Financial Instruments in the Statement of Operations
Six Months Ended June 30, 2011
Net Realized Gain (Loss) from
	Financial Futures Contracts	Swaps	Options
Interest rate contracts	$ (11,617)	$ (2,382,941)	$ 196,300

Net Change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts	Swaps	Options
Interest rate contracts	$ 1,941	$ 228,786	$ 544,135

For the six months ended June 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	31
Average number of contracts sold	9
Average notional value of contracts purchased	$ 6,955,363
Average notional value of contracts sold	$ 472,837
Options:
Average number of swaption contracts written	5
Average notional value of swaption contracts written	125,000,000
Interest rate swaps:
Average number of contracts — pays fixed rate	3
Average notional value — pays fixed rate	$ 98,900,000

3. Investment Advisory Agreement and Other Transactions
with Affiliates:
The PNC Financial Services Group, Inc. (“PNC”) and Barclays
Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc.
(“BlackRock”). Due to the ownership structure, PNC is an affiliate of the
Fund for 1940 Act purposes, but Barclays is not.

The Fund entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the
Manager a monthly fee at an annual rate of 0.85% of the Fund’s aver-
age daily net assets, plus the proceeds of any outstanding borrowings used for leverage.

The Manager entered into a sub-advisory agreement with BlackRock
Financial Management, Inc. (“BFM”), an affiliate of the Manager.
The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, how-
ever the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for com-
pensation paid to the Fund’s Chief Compliance Officer.

4. Investments:
Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended June 30, 2011, were
$90,591,643 and $90,518,143, respectively.

Purchases and sales of US government securities for the Fund for the six months ended June 30, 2011 were $38,117,327 and $35,413,933, respectively.

For the six months ended June 30, 2011, purchases and sales of mortgage dollar rolls were $44,345,602 and $44,479,504, respectively.

20 BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2011

Notes to Financial Statements (concluded)

Transactions in options written for the six months ended June 30, 2011, were as follows:

	Calls
	Swaptions
	Notional	Premiums
	(000)	Received
Outstanding options, beginning
of period	$ 90,000	$ 380,000
Options written	680,000	1,738,100
Options closed	(295,000)	(645,600)
Options expired	(350,000)	(1,155,500)
Outstanding options, end of period	$ 125,000	$ 317,000

5. Capital Loss Carryforwards:
As of December 31, 2010, the Fund had capital loss carryforwards in the amount of $2,037,204 available to offset future realized capital gains, which expires in 2017.

Under the recently enacted Regulated Investment Company
Modernization Act of 2010, capital losses incurred by the Fund after
December 31, 2010 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6. Concentration, Market and Credit Risk:
In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involv-
ing the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions,

including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

7. Capital Share Transactions:
The Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued shares without approval of
Common Shareholders.

The Fund will make offers to repurchase its shares at approximately
12-month intervals. The shares tendered in the repurchase offer may be subject to a repurchase fee retained by the Fund to compensate the
Fund for expenses directly related to the repurchase offer.

Shares issued and outstanding remained constant for the period ended
June 30, 2011. Changes in capital shares issued and outstanding for the year ended December 31, 2010 were as follows:

Year
Ended
December 31,
2010
Dividend reinvestment	31,913
Repurchase offer	(172,059)
Net decrease	(140,146)

8. Borrowings:
For the six months ended June 30, 2011, the Fund’s daily average borrowings from reverse repurchase agreements was approximately
$65,328,000 and the daily weighted average interest rate was 0.09%.

9. Subsequent Events:
Management’s evaluation of the impact of all subsequent events on the
Fund’s financial statements was completed through the date the finan-
cial statements were issued and the following items were noted:

The Fund paid a net investment income dividend of $0.08 per share on
July 29, 2011 to shareholders of record on July 15, 2011.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2011 21

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Enhanced Government Fund, Inc.
(the “Fund”) met on April 14, 2011 and May 12-13, 2011 to consider the approval of the Fund’s investment advisory agreement (the “Advisory
Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the
Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”),
with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory
Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board
The Board consists of eleven individuals, nine of whom are not “inter-
ested persons” of the Fund as defined in the Investment Company Act of
1940 (the “1940 Act”) (the “Independent Board Members”). The Board
Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board
Member. The Board has established five standing committees: an Audit
Committee, a Governance and Nominating Committee, a Compliance
Committee, a Performance Oversight Committee and an Executive
Committee, each of which is composed of Independent Board Members
(except for the Executive Committee, which also has one interested
Board Member) and is chaired by an Independent Board Member. The
Board also established an ad hoc committee, the Joint Product Pricing
Committee, which consisted of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements
Pursuant to the 1940 Act, the Board is required to consider the contin-
uation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, market-
ing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considered at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the
Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board consid-
ered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory and other amounts paid to BlackRock and its affiliates by the Fund for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s imple-
mentation of the proxy voting policies approved by the Board; (i) execu-
tion quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fee ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements
The Approval Process: Prior to the April 14, 2011 meeting, the Board requested and received materials specifically relating to the Agreements.
The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meet-
ing included (a) information independently compiled and prepared by
Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders;
(c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the adminis-
tration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable;
(d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 14, 2011, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 14, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional informa-
tion. BlackRock responded to these requests with additional written information in advance of the May 12-13, 2011 Board meeting.

22 BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

At an in-person meeting held on May 12-13, 2011, the Board, including the Independent Board Members, unanimously approved the continua-
tion of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30,
2012. In approving the continuation of the Agreements, the Board con-
sidered: (a) the nature, extent and quality of the services provided by
BlackRock; (b) the investment performance of the Fund and BlackRock;
(c) the advisory fee and the cost of the services and profits to be real-
ized by BlackRock and its affiliates from their relationship with the Fund;
(d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the
Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the
Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds and/or the per-
formance of a relevant benchmark, if any. The Board met with
BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the
Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities,
BlackRock’s use of technology, BlackRock’s commitment to compliance,
BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capa-
bilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel.
The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the
Fund. BlackRock and its affiliates and significant shareholders provide the Fund with certain administrative and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addi-
tion to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure docu-
ments, such as the prospectus and the statement of additional informa-
tion in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to sup-
port secondary market trading of the Fund; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws
and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board,
including the Independent Board Members, also reviewed and consid-
ered the performance history of the Fund. In preparation for the April 14,
2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by
Lipper, which included a comprehensive analysis of the Fund’s perform-
ance. The Board also reviewed a narrative and statistical analysis of the
Lipper data that was prepared by BlackRock, which analyzed various fac-
tors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to funds in the Fund’s applicable Lipper cate-
gory. The Board was provided with a description of the methodology used by Lipper to select peer funds. In addition, the Board received and reviewed information regarding the investment performance of the Fund as compared to a customized benchmark. The Board and the Board’s
Performance Oversight Committee regularly review, and meet with
Fund management to discuss, the performance of the Fund
throughout the year.

The Board noted that the Fund performed below the median of its Lipper
Performance Universe in each of the one-, three- and five-year periods reported. The Board noted that the Fund’s gross performance was above its customized benchmark in the three-year period reported and below its customized benchmark in each of the one- and five-year periods reported. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared with its

BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2011 23

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

Peers in the Lipper Performance Universe. The Board was informed that, among other things, the Fund has underperformed its Peers due to sig-
nificant differences with other funds in the BBB-rated corporate debt funds category. The Fund has an average credit quality of AAA and focuses on generating income through a covered call writing strategy, while many of the other funds in the category, which have outperformed
EGF, carry a lower average credit quality and/or a higher allocation to spread assets, including mortgage-backed securities, investment grade corporates and high yield.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund's performance.

The Board noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the
Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent
Board Members, reviewed the Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed
BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed
BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line prof-
itability of other advisors is not publicly available. The Board considered
BlackRock’s overall operating margin, in general, compared to the oper-
ating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the
Board considered, among other things, certain third party data compar-
ing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Fund and the other funds advised by
BlackRock and its affiliates. As part of its analysis, the Board reviewed
BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the finan-
cial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee ratio was above the median contractual management fee ratio paid by the Fund’s
Peers, in each case before taking into account any expense reimburse-
ments or fee waivers. The Board also noted, however, that the Fund is compared to Peers that do not employ a similar option writing strategy.
When compared to peers that employ a similar strategy, the Fund is competitive.

D. Economies of Scale: The Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund. Based on the ad hoc Joint Product Pricing Committee’s
and the Board’s review and consideration of this issue, the Board concluded that closed-end funds are typically priced at scale at a fund’s inception; therefore, the implementation of breakpoints was not necessary.

The Board noted that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience sub-
stantial growth after the initial public offering. The Board noted that only

24 BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

one closed-end fund in the Fund Complex has breakpoints in its advi-
sory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Board,
including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and signifi-
cant shareholders may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative and securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transac-
tions to assist in managing all or a number of its other client accounts.
The Board further noted that BlackRock’s funds may invest in affiliated
ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund market-
place and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion
The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the
Manager and the Fund for a one-year term ending June 30, 2012 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2012. As part of its approval, the Board considered the detailed review of
BlackRock’s fee structure, as it applies to the Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the
Independent Board Members, was satisfied that the terms of the
Agreements were fair and reasonable and in the best interest of the
Fund and its shareholders. In arriving at its decision to approve the
Agreements, the Board did not identify any single factor or group of fac-
tors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor
Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board
Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2011 25

Officers and Directors

Richard E. Cavanagh, Chair of the Board and Director
Karen P. Robards, Vice Chair of the Board, Chair of the Audit Committee
and Director
Paul Audet, Director
Michael Castellano, Director and Member of the Audit Committee
Frank J. Fabozzi, Director and Member of the Audit Committee
Kathleen F. Feldstein, Director
James T. Flynn, Director and Member of the Audit Committee
Henry Gabbay, Director
Jerrold B. Harris, Director
R. Glenn Hubbard, Director
W. Carl Kester, Director and Member of the Audit Committee
John M. Perlowski, President and Chief Executive Officer
Anne Ackerley, Vice President
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and Anti-Money
Laundering Officer
Ira P. Shapiro, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Financial Management, Inc.
New York, NY 10055

Custodian
State Street Bank and Trust Company
Boston, MA 02111

Transfer Agent
BNY Mellon Shareowner Services
Jersey City, NJ 07310

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02116

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

Effective February 11, 2011, John M. Perlowski became President and Chief Executive Officer of the Fund.
Effective April 14, 2011, Michael Castellano became Director of the Fund and Member of the Audit Committee.
Effective July 28, 2011, Richard S. Davis resigned as Director of the Fund, and Paul Audet became Director of the Fund.

26 BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2011

Additional Information

Fundamental Periodic Repurchase Policy

The Fund has adopted an “interval fund” structure pursuant to Rule 23c-
3 under the 1940 Act as a fundamental policy. As an interval fund, the
Fund will make annual repurchase offers at net asset value (less a repur-
chase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board shortly before the commencement of each offer, and will be between 5% and 25% of the Fund’s then out-
standing shares.

The Fund has adopted the following fundamental policies regarding periodic repurchases:

(a) The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act.

(b) The periodic interval between repurchase request deadlines will be approximately 12 months.

(c) The repurchase request deadline for each repurchase offer will be
14 days prior to the second Friday in December; provided, that in the event that such day is not a business day, the repurchase request deadline will be the subsequent business day.

(d) The maximum number of days between a repurchase request
deadline and the next repurchase pricing date will be 14 days;
provided that if the 14th day after a repurchase request deadline is not a business day, the repurchase pricing date shall be the next business day.

The Board may place such conditions and limitations on a repurchase offer as may be permitted under Rule 23c-3. Repurchase offers may be suspended or postponed under certain circumstances, as provided in
Rule 23c-3.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2011 27

Additional Information (continued)

General Information

The Fund does not make available copies of its Statement of Additional
Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information of the Fund has not been updated after completion of the Fund’s offerings and the information contained in the Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Fund’s invest-
ment objectives or policies or to the Fund’s charter or by-laws that were not approved by the shareholders or in the principal risk factors associ-
ated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery
Electronic copies of most financial reports are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:
Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding
The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and elimi-
nate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in
Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The
Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is avail-
able (1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at
http://www.sec.gov.

Availability of Proxy Voting Record
Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
http://www.blackrock.com or by calling (800) 441-7762 and
(2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates
BlackRock will update performance data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of www.black-
rock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund.

28 BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2011

Additional Information (continued)

Section 19(a) Notices

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

June 30, 2011
	Total Fiscal Year-to-Date Cumulative					Percentage of Fiscal Year-to-Date
	Distributions by Character					Cumulative Distributions by Character
	Net	Net		Total Per	Net	Net		Total Per
	Investment	Realized	Return of	Common	Investment	Realized	Return of	Common
	Income	Capital Gains	Capital	Share	Income	Capital Gains	Capital	Share
EGF	$0.3169	—	$0.0831	$0.4000	79%	0%	21%	100%

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribu-
tion may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with
‘yield’ or ‘income.’

BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2011 29

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and for-
mer fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following informa-
tion is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your transac-
tions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those
BlackRock employees with a legitimate business need for the information.
BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its
Clients, including procedures relating to the proper storage and disposal of such information.

30 BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2011

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report
should not be considered a representation of future per-
formance. Statements and other information herein are
as dated and are subject to change.

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable to this semi-annual report

Item 8 – Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b)
under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

12(c) – Notices to the registrant’s common shareholders in accordance with the order under Section
6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule
19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The
Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Enhanced Government Fund, Inc.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Government Fund, Inc.

Date: September 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Government Fund, Inc.

Date: September 2, 2011

By: /S/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Enhanced Government Fund, Inc.

Date: September 2, 2011